BLACKROCK FUNDS V

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated October 1, 2021 to the

Fund’s Summary Prospectuses, Prospectuses, and Statement of Additional Information (“SAI”),

each dated April 30, 2021, as supplemented to date

On September 24, 2021, the Board of Trustees of BlackRock Funds V approved a change to the duration band of the Fund and the appointment of BlackRock (Singapore) Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock (Singapore) Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock (Singapore) Limited as the sub-adviser of the Fund is effective as of October 1, 2021.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

Change to Duration Band

The second paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio—Principal Investment Strategies of the Fund”, the second paragraph in the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock Inflation Protected Bond Portfolio—Principal Investment Strategies of the Fund” and the first sentence of the third paragraph in the section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Fund maintains an average portfolio duration that is within ±40% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (the benchmark).

Appointment of BlackRock (Singapore) Limited

The second and third sentences in the section of each Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio—Investment Manager” and the second and third sentences in the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock Inflation Protected Bond Portfolio—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The second sentence of the second paragraph in the section of each Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), sub-advisers to the Fund (the “Sub-Advisers”), are registered investment advisers organized in 1995 and 2000, respectively.

The seventh paragraph in the section of each Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into sub-advisory agreements with the Sub-Advisers, affiliates of BlackRock (the “Sub-Advisory Agreements”), with respect to the Fund. Under the Sub-Advisory Agreements, BlackRock pays each Sub-Adviser for services it provides for that portion of the Fund for which the Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

The twelfth paragraph in the section of each Prospectus entitled “Management of the Fund—BlackRock” is supplemented as follows:

A discussion of the basis for the Board’s approval of the Sub-Advisory Agreement between BlackRock and BRS with respect to the Fund will be included in the Fund’s annual shareholder report for the period ending December 31, 2021.

Effective immediately, the following change is made to the SAI:

The sixth paragraph in the section of the SAI entitled “Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and, effective October 1, 2021, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisers”) with respect to the Fund pursuant to which each Sub-Adviser receives for the services it provides for that portion of the Fund for which the Sub-Adviser serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-IPB-1021SUP